Exhibit 99.1

For Immediate Release

Contact:	Rich Tauberman / Susan Kenney
MWW Group
201-964-2408 / 201-964-2392
rtauberman@mww.com / skenney@mww.com

Linens ‘n Things Files Voluntary Petition Under Chapter 11 to Complete Financial Restructuring

Home Furnishing Chain Remains Open For Business without Interruption; Company  Secures $700 million in DIP Financing from General Electric Capital Corp.

Restructuring Plan Includes Closure of 120 Underperforming Stores

Company Chairman & CEO Robert DiNicola to become Executive Chairman; Financial Restructuring Expert, Michael Gries, Named Chief Restructuring Officer and Interim CEO

Clifton, NJ – May 2, 2008 – Linens Holding Co. (“LNT” or the “Company”), a leading home furnishings specialty retailer operating as “Linens ‘n Things,” announced today that the Company and its U.S. subsidiaries have filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.  The national home furnishings chain will continue to operate its stores without interruption during the reorganization and the stores are open for business and expect to be well stocked with merchandise.  The filing pertains only to LNT’s operations in the United States.  The Company’s Canadian stores, which are among the strongest performers in the chain, are not included in the filing and there are no plans for a similar filing in Canada.

The decision to file for Chapter 11 protection was driven largely by the impact of the current economic downturn on the Company’s operating performance.  Filing for Chapter 11 provides the Company with the tools to restructure its balance sheet, close under-performing store locations, revisit certain agreements and position the Company for long-term success.   LNT has requested immediate authorization and expects approval from the Court to continue paying employee salaries and benefits as well as to honor gift cards and store credits as normal.

LNT has secured $700 million in debtor-in-possession (DIP) financing from General Electric Capital Corp., which will ensure healthy merchandise flow as the Company prepares for the back-to-school and holiday selling seasons.  The Company has been working closely with key vendors, who have been supporting the Company with new merchandise in recent weeks.  The DIP facility will allow the Company to normalize relations with the larger vendor community.  The Company believes the DIP facility will provide adequate working capital to meet its ongoing obligations during the restructuring.

“The significant deterioration in the mortgage, housing and credit markets and the resulting impact on the retail marketplace, particularly the home sector, has overwhelmed the operating and merchandising improvements that we have made over the past two years,” said Robert J. DiNicola, Executive Chairman. “We are making the strategic decision to use a Chapter 11 filing to proactively address our capital structure and ensure that our stores will remain well stocked while we work through the steps to align the capital structure of the Company with the realities of today’s business environment.  At the store level, we remain fully operational and ready to serve our guests.”

The Company also announced that as part of its financial restructuring it plans to close 120 underperforming stores. (See attached list).

“The decision to close stores was difficult but necessary to improve LNT’s financial position and place the Company on a firmer financial footing as we move forward,” stated Mr. DiNicola. “We will be able to realize important cost savings and operational efficiencies as a result of this process, allowing us to serve all our constituencies more effectively.”

In order to help effectuate the Company’s financial restructuring, LNT’s Board of Directors has named Michael F. Gries, a noted financial restructuring expert and Co-Founder of Conway Del Genio Gries & Co., Chief Restructuring Officer and Interim CEO.  Mr. DiNicola, the Company’s current Chairman and CEO, will become Executive Chairman.  David Coder, currently Executive Vice President, Store Operations, has been appointed President and Chief Operating Officer of LNT.

“As we move forward with LNT’s restructuring, the Board and I concluded that we needed to have additional restructuring expertise on our executive team,” added Mr. DiNicola.  “Michael Gries is as good as it gets in this area, a nationally recognized leader with the deep experience in driving the financial initiatives necessary to position our Company for the future.  I look forward to working with him to help LNT reach its full potential.  I am also particularly pleased about Dave Coder’s promotion.  He has been a key part of our past success and the operational strides we have made and will be integral in our reorganization efforts.”

Linens ‘n Things, with 2007 sales of approximately $2.8 billion, is one of the leading, national large format retailers of home textiles, housewares and home accessories.  As of December 29, 2007, Linens ‘n Things operated 589 stores in 47 states and seven provinces across the United States and Canada. More information about Linens ‘n Things can be found online at www.lnt.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business that is not historical information.  As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature.  The words “believe,” “expect,” “plan,” “intend,” “estimate” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would” and “could,” often identify forward-looking statements.  The Company believes there is a reasonable basis for our expectations and beliefs, but they are inherently uncertain, and we may not realize our expectations and our beliefs may not prove correct. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control.  Such factors include, without limitation: general economic conditions; changes in the retailing environment and consumer spending habits; inclement weather and natural disasters; competition from existing and potential competitors; the amount of merchandise markdowns; loss or retirement of key members of management; increases in the costs of borrowings and unavailability of additional debt or equity capital; impact of our substantial indebtedness on our operating income and our ability to grow; the cost of labor; labor disputes; increased healthcare benefit costs; and other costs and expenses.  This list of factors is not intended to be exhaustive.

Linens ‘n Things Store Closing List

SHOPPING CENTER	CITY	STATE
SPRINGDALE MALL	MOBILE	AL
ARIZONA MILLS	TEMPE	AZ
YUMA PALMS REGIONAL SHOPPING	YUMA	AZ
LONE TREE PLAZA	BRENTWOOD	CA
CERRITOS TOWN CENTER	CERRITOS	CA
CHINO SPECTRUM MARKETPLACE II	CHINO	CA
PUENTE HILLS MALL	CITY OF INDUSTRY	CA
CORONA HILLS PLAZA	CORONA	CA
WESTLAKE	DALY CITY	CA
HUNTERS RIDGE TOWN CENTER	FONTANA	CA
PACIFIC COMMONS	FREMONT	CA
AMERIGE HEIGHTS TOWN CENTER	FULLERTON	CA
PACHECO PLAZA	GILROY	CA
GLENDALE MARKETPLACE	GLENDALE	CA
OLYMPIC & SAWTELLE	LOS ANGELES	CA
SANTA MARGARITA TOWN CENTER	MARGARITA	CA
SISK ROAD CENTER	MODESTO	CA
MONTCLAIR PLAZA	MONTCLAIR	CA
THE MOORPARK MARKETPLACE	MOORPARK	CA
THE SHOPS ON SOUTH LAKE STREET	PASADENA	CA
PLEASANT HILL	PLEASANT HILL	CA
CANYON SPRINGS	RIVERSIDE	CA
THE PROMENADE OF NATOMAS	SACRAMENTO	CA
OAKRIDGE MALL	SAN JOSE	CA
STEVENS CREEK CENTRAL SHOPPING CTR.	SAN JOSE	CA
RIVERSIDE SHOPPING CENTER	SHERMAN OAKS	CA
TRACY	TRACY	CA
THE MARKET PLACE	TUSTIN	CA
DYER STREET TRIANGLE	UNION CITY	CA
FALLBROOK CENTER	WEST HILLS	CA
ARAPAHOE CROSSINGS	AURORA	CO
BROOMFIELD VILLAGE	BROOMFIELD	CO
QUEBEC SQUARE	DENVER	CO
BELMAR SHOPPING CENTER	LAKEWOOD	CO
FARMINGTON	FARMINGTON	CT
LISBON LANDING	LISBON	CT
MARKETPLACE AT ALTAMONTE	ALTAMONTE SPRINGS	FL
AVENTURA	AVENTURA	FL
BOCA RATON	BOCA RATON	FL
THE SHOPPES AT DADELAND	MIAMI	FL
LNT SHOPPING CENTER	VERO BEACH	FL
CROSS COUNTY PLAZA	W. PALM BEACH	FL
PERIMETER MALL	ATLANTA	GA
UPTOWN SQUARE SHOPPING CENTER	FAYETTEVILLE	GA
STONECREST MARKETPLACE	LITHONIA	GA

SHOPPING CENTER	CITY	STATE
MACON MALL	MACON	GA
SOUTHLAKE PAVILLION	MORROW	GA
GRAND TETON MALL	IDAHO FALLS	ID
NORTH MICHIGAN AVE	CHICAGO	IL
DEER GROVE CENTER	PALATINE	IL
THE PROMENADE VENTURE II	SCHAUMBURG	IL
ORCHARD PLACE SHOPPING CENTER	SKOKIE	IL
UNIVERSITY CENTER	MISHAWAKA	IN
THE LEGENDS AT VILLAGE WEST	KANSAS CITY	KS
ORCHARD CORNERS	LENEXA	KS
INDEPENDENCE MALL	KINGSTON	MA
BERKSHIRE MALL	LANESBORO	MA
KING PHILLIPS CROSSING	SEEKONK	MA
THE CAPITAL CENTER	LARGO	MD
BANGOR PARKADE	BANGOR	ME
THE SHOPS AT BIDDEFORD CROSSING	BIDDEFORD	ME
RIVERTOWN MARKETPLACE	GRANDVILLE	MI
CENTERPOINT MALL	KENTWOOD	MI
MILLENIUM PARK	LIVONIA	MI
NOVI TOWN CENTER	NOVI	MI
BALDWIN COMMONS	ORION TOWNSHIP	MI
WINCHESTER MALL	ROCHESTER HILLS	MI
TROY MARKETPLACE	TROY	MI
THE GATEWAY	W. BLOOMFIELD TWP.	MI
ALPINE SUMMIT	WALKER	MI
APACHE SHOPPES	ROCHESTER	MN
WOODBURY LAKES	WOODBURY	MN
HARTMAN HERITAGE CENTER	INDEPENDENCE	MO
STATELINE STATION S/C	KANSAS CITY	MO
BARRY TOWNE CENTER	KANSAS CITY	MO
MENARD’S PLAZA	WEST FARGO	ND
SORENSON PARKWAY PLAZA	OMAHA	NE
HOWELL COMMONS	HOWELL	NJ
WRANGLEBORO SQUARE	MAY LANDING	NJ
WOODBRIDGE CROSSING	WOODBRIDGE	NJ
SOUTH VIRGINIA ST	RENO	NV
THE CROSSING	CLIFTON PARK	NY
NORTHWAY MALL	COLONIE	NY
WOODBURY TOWN CENTER	HARRIMAN	NY
MANHASSET CENTER	MANHASSET	NY
CORTLAND TOWN CENTER	MOHEGAN LAKE	NY
MIDWAY SHOPPING CENTER	SCARSDALE	NY
RIVERSIDE CENTER	UTICA	NY
BAINBRIDGE COMMONS	AURORA	OH
POLARIS TOWNE CENTER	COLUMBUS	OH
CUYAHOGA FALLS MARKETPLACE	CUYAHOGA	OH
TUTTLE CROSSING	DUBLIN	OH

SHOPPING CENTER	CITY	STATE
GOLDEN GATE PLAZA	MAYFIELD HEIGHTS	OH
CROSSROADS OF AMERICA	PERRYSBURG	OH
TANASBOURNE TOWN CENTER	BEAVERTON	OR
MILLCREEK PAVILLION	ERIE	PA
FORMER HECHINGERS	MONROEVILLE	PA
MARPLE CROSSROADS	SPRINGFIELD	PA
PITTSBURGH MILLS	TARENTUM	PA
LEHIGH VALLEY MALL	WHITEHALL	PA
MIDDLETOWN CENTER	MIDDLETOWN	RI
DORMAN CENTER	SPARTANBURG	SC
HICKORY HOLLOW MALL	ANTIOCH	TN
TECH RIDGE CROSSING	AUSTIN	TX
SUNRISE MALL	BROWNSVILLE	TX
PLAZA AT CEDAR HILL	CEDAR HILL	TX
BEST BUY PLAZA	DALLAS	TX
ALPHA PARKWAY	DALLAS	TX
WEST OAKS MALL	HOUSTON	TX
RIO NORTE CENTER	LAREDO	TX
THE MARKETPLACE AT TOWNE CENTER	MESQUITE	TX
PLANO	PLANO	TX
WICHITA FALLS	WICHITA FALLS	TX
MURRAY	MURRAY	UT
NEWPARK TOWN CENTER	PARK CITY	UT
POTOMAC MILLS SHOPPING CENTER	PRINCE WILLIAM	VA
TYSON’S CORNER	VIENNA	VA
GREENWAY STATION	MIDDLETON	WI
THE GRAND AVENUE MALL	MILWAUKEE	WI
REGENCY MALL	RACINE	WI

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